                                                                    EXHIBIT 10.6

                         ASSIGNMENT AND WAIVER AGREEMENT

                                                             Date: June 28, 2001

To: COMERICA BANK, in its individual capacity as a Bank (as defined below) and in its capacity as Agent for the Banks ("Agent"), BANK ONE, NA f/k/a The First National Bank of Chicago and U.S. Bank National Association

Re: Revolving Credit and Term Loan Agreement dated as of October 29, 1998 (as amended or otherwise modified from time to time, the "Credit Agreement") by and among the lenders from time to time parties thereto (collectively, the "Banks"), the Agent and Trim Systems Operating Corp., Trim Systems, LLC and Tempress, Inc. (the "Borrowers")

Ladies and Gentlemen:

      Reference is made to Sections 14.8 (c) and (d) of the Credit Agreement. Unless otherwise defined herein or the context otherwise requires, all initially capitalized terms used herein without definition shall have the meanings specified in the Credit Agreement.

      This Agreement constitutes notice to you of the proposed assignment and delegation by Bank One, NA f/k/a The First National Bank of Chicago (the "Assignor") to 1363880 Ontario Inc., an Ontario corporation (the "Onex Assignee"), and J2R Partners II-B, LLC, a Delaware limited liability company (the "J2R Assignee" and, together with the Onex Assignee, collectively, the "Assignees" and each individually, an Assignee"), and the Assignor hereby sells and assigns to the Assignees, and each Assignee hereby purchases and assumes from the Assignor, as of the Effective Date (as defined below), its respective interest specified below which, when aggregated with all other interests assumed and purchased hereunder, equals a 100% interest in each of the Assignor's rights and obligations under the Credit Agreement, its Notes (including any participations in any outstanding Letters of Credit) and the other Loan Documents such that, after giving effect to the foregoing assignment and assumption, (a) the Onex Assignee's interest (i) in the Revolving Credit shall equal $5,333,333.33 (as of the Effective Date, credit exposure consists of $3,500,000.00 in Revolving Advances, $666,988.73 in potential Swing Line participations, and $548,744.26 in Letter of Credit participations), (ii) in the Term Loan-A shall equal $6,639,710.43 and (iii) in the Term Loan-B shall equal $5,989,880.90, and the Onex Assignee's Percentages are set forth on Exhibit A attached hereto, and (b) the J2R Assignee's interest (i) in the Revolving Credit shall equal $0, (ii) in the Term Loan-A shall equal $193,622.90 and (iii) in the Term Loan-B shall equal $176,785.77 and the J2R Assignee's Percentages are set forth on Exhibit A attached hereto.

      In connection with the assignment, delegation and assumption set forth above, each Bank and each Borrower by its acceptance below hereby waives, pursuant to Section 14.8(c) of the Credit Agreement, the requirement that the Onex Assignee and the J2R Assignee must be classified as either a commercial bank, savings and loan association, insurance company or other similar financial institution and the Agent by its acceptance below hereby waives, pursuant to
Section 14.8(d)(iii) of the Credit Agreement, payment of a $3,500 assignment fee to the Agent with respect to each of the assignments contemplated by this Agreement.

      The Assignor hereby instructs the Agent to make all payments from and including the Effective Date hereof in respect of the interests assigned hereby, directly to the applicable Assignee. The Assignor and the Assignees agree that all interest and fees accrued up to, but not including, the Effective Date of the assignment and delegation being made hereby are the property of the Assignor, and not the Assignees. Each Assignee agrees that, upon receipt of any such interest or fees accrued up to the Effective Date, or any other payments in respect of the interest assigned hereby applicable to the period prior to the Effective Date, such Assignee will promptly remit the same to the Assignor in the same funds received by such Assignee.

      The Assignor and the Assignees agree that all interest and fees accruing from and after the Effective Date of the assignment and delegation being made hereby are the property of the Assignees, and not the Assignor. The Assignor agrees that, upon receipt of any such interest or fees accruing from and after the Effective Date or any other payments in respect of the interests assigned hereby applicable to the period from and after the Effective Date, the Assignor will promptly remit to each Assignee its pro-rata portion of the same in the same funds received by the Assignor.

      Each Assignee hereby confirms that it has received a copy of the Credit Agreement and the exhibits and schedules referred to therein, and all other Loan Documents which it considers necessary, together with copies of the other documents which were required to be delivered under the Credit Agreement, as a condition to the making of the loans thereunder. Each Assignee acknowledges and agrees that it: (a) has made and will continue to make such inquiries and has taken and will take such care on its own behalf as would have been the case had its Commitment been granted and its loans been made directly by such Assignee to the Borrowers without the intervention of the Agent, the Assignor or any other Bank; and (b) has made and will continue to make, independently and without reliance upon the Agent, the Assignor or any other Bank, and based on such documents and information as it has deemed appropriate, its own credit analysis and decisions relating to the Credit Agreement. Each Assignee further acknowledges and agrees that neither the Agent, nor the Assignor has made any representations or warranties about the creditworthiness of the Borrowers or any other party to the Credit Agreement or any other of the Loan Documents, or with respect to the legality, validity, sufficiency or enforceability of the Credit Agreement, or any other of the Loan Documents. This assignment shall be made without recourse to or warranty by the Assignor, except as set forth herein.

      The Assignor represents and warrants, as of the Effective Date, that it is the legal and beneficial owner of the interest being assigned and delegated by it hereunder and that such interest is free and clear of any pledge, encumbrance or other adverse claim or interest created by the Assignor.

      Except as otherwise provided in the Credit Agreement, effective as of the Effective Date:

      (a) each Assignee: (i) shall be deemed automatically to have become a party to the Credit Agreement and the other Loan Documents, to have assumed the Assignor's obligations thereunder to the extent of such Assignee's Percentages referred to in the second paragraph of this Assignment Agreement and as set forth on Exhibit A hereto, and to have all the rights and obligations of a party to the Credit Agreement and the other Loan Documents, as if it were an original signatory thereto to the extent specified in the second paragraph hereof; and (ii) agrees to be bound by the terms and conditions set forth in the Credit Agreement and the other Loan Documents as if it were an original signatory thereto; and

      (b) the Assignor's obligations under the Credit Agreement and the other Loan Documents shall be reduced by the Percentage referred to in the second paragraph of this Assignment Agreement.

      As used herein, the term "Effective Date" means the date on which all of the following have occurred or have been completed, as reasonably determined by the Agent:

      (1) the delivery to the Agent of an original of this Assignment Agreement executed by the Assignor and each Assignee;

      (2) termination by the Borrowers of their existing interest rate swap agreement with Assignor and payment by the Borrowers to Assignor of any payments with respect to such swap agreement due upon termination and notification by Assignor to the Agent that such termination has occurred and such payments have been received; and

      (3) concurrently with the effectiveness of this Agreement, execution and delivery of Amendment No. 3 to the Loan and Security Agreement by the Borrowers, the Agent, Comerica Bank, U.S. Bank National Association, 1363880 Ontario Inc., and J2R Partners II-B and satisfaction of all conditions precedent set forth in Section 24 thereof.

      On the Effective Date, the Onex Assignee shall pay by wire transfer to the Assignor (to the account set forth on Exhibit B hereto) an amount equal to $4,790,000 (the "Onex Purchase Price") and the J2R Assignee shall pay by wire transfer to the Assignor (to the account set forth on Exhibit B hereto) an amount equal to $110,000 (the "J2R Purchase Price"), in respect of the interests being assigned hereby, provided, however, that notwithstanding the discounted purchase price paid by the Assignees to the Assignor in respect of the interests being assigned hereby, the obligations of the Borrowers under the Credit Agreement, the Notes and the other Loan Documents shall in no event be deemed to be similarly reduced or discounted.

      The Agent shall notify the Assignor and each Assignee, along with Borrowers, of the Effective Date.

      Each Assignee hereby advises you of the following administrative details with respect to the assigned loans:

            (A)   Address for Notices:

                  Institution Name:      1363880 Ontario Inc.
                  Address:               c/o Onex Corporation
                                         712 Fifth Avenue
                                         40th Floor
                                         New York, NY 10019
                  Attention:             Eric Rosen
                  Facsimile:             212-582-0909

                  Institution Name:      J2R Partners II-B, LLC
                  Address:               c/o Hidden Creek Industries
                                         4508 IDS Center
                                         Minneapolis, MN 55402
                  Attention:             Carl E. Nelson
                  Facsimile:             612-332-2012

            (B)   Payment Instructions:

                  Onex Assignee:         Comerica Bank
                                         Routing Number: 072000096
                                         Account Number: 1851268563

                  J2R Assignee:          U.S. Bank National Association
                                         Routing Number: 091000022
                                         Account Number: 104756246633

            (C)   Proposed effective date of assignment: June 28, 2001

         The Assignor has delivered to the Agent (or is delivering to Agent concurrently herewith), the original of each Note held by the Assignor under the Credit Agreement.

                                    * * * * *

      Please evidence your consent to and acceptance of the proposed assignment and delegation set forth herein by signing and returning counterparts hereof to the Assignor and each Assignee.

                                         BANK ONE, NA f/k/a The First National
                                         Bank of Chicago

                                         By: /S/ Oliver J. Glenn, III
                                            ------------------------------------

                                         Its: First Vice President
                                             -----------------------------------

                                         1363880 ONTARIO INC.

                                         By: /s/ [ILLEGIBLE]
                                            ------------------------------------

                                         Its: Vice President
                                             -----------------------------------

                                         J2R PARTNERS II-B, LLC

                                         By: /s/ [ILLEGIBLE]
                                            ------------------------------------

                                         Its: Manager
                                             -----------------------------------

ACCEPTED AND CONSENTED TO
this 28th day of June, 2001

COMERICA BANK, as Agent
and as a Bank

By: /s/ [ILLEGIBLE]
    ------------------------

Its: Senior Vice President
     -----------------------

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U.S. BANK NATIONAL ASSOCIATION

By: /s/ Daniel J. Falstad
   --------------------------------

Its: Vice President
    -------------------------------

TRIM SYSTEMS OPERATING CORP.

By: /s/ Carl E. Nelson
   --------------------------------

Its: Vice President
    -------------------------------

TRIM SYSTEMS, LLC

By: /s/ Carl E. Nelson
   --------------------------------

Its: Vice President
    -------------------------------

TEMPRESS, INC.

By: /s/ Carl E. Nelson
   --------------------------------

Its: Vice President
    -------------------------------

                                    EXHIBIT A
                                   PERCENTAGES

                               Revolving Credit                           Revolving/
                             Aggregate Commitment    Letter of Credit     Term Bank      Term Loan-A      Term Loan-B
       Assignee                   Percentage            Percentage        Percentage      Percentage      Percentage
       --------                   ----------            ----------        ----------      ----------      ----------
1363880 Ontario Inc.                33.33%                33.33%            33.33%          32.38%          32.38%
J2R Partners II-B, LLC                  0%                    0%                0%           0.95%           0.95%
                                    -----                 -----             -----           -----           -----
Total                               33.33%                33.33%            33.33%          33.33%          33.33%

                                    EXHIBIT B

                           WIRE TRANSFER INSTRUCTIONS

Bank One, Michigan
611 Woodward Avenue
Detroit, Michigan 48226

RTN#: 072-000-326

For credit to: NBD Business Finance
Account#: 6780-53
Reference: Trim Systems
Attention Oliver J. Glenn, III (313) 225-3959